UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite 300

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of TRX was held on May 26, 2010. Proxies with regard to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. The only matter voted on at the Annual Meeting was the election of directors to serve until the next Annual Meeting of Shareholders. All of the nominees were elected. Set forth below are the results of the voting on the election of directors.

	Votes
Nominees	For	Withheld
Mark R. Bell	13,546,830	1,103,404
William A. Clement, Jr.	13,546,030	1,104,204
John F. Davis, III	13,545,073	1,105,161
Norwood H. (“Trip”) Davis, III	10,520,847	4,129,387
Johan G. (“Joop”) Drechsel	10,416,994	4,233,240
John A. Fentener van Vlissingen	10,528,877	4,121,357

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: August 5, 2010	/s/ David D. Cathcart
David D. Cathcart
Chief Financial Officer